Summary of Significant Accounting Policies - Future minimum payments on noncancelable leases (Details) - Evolv Technologies Holdings, Inc. - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2014
Minimum future leases
2021	$ 3,627	$ 3,636
2022	6,869	3,241
2023	6,224	2,528
2024	4,356	1,254
2025	1,130	40
Thereafter	209	60
Total	$ 22,415	$ 10,759	$ 100